UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

(303) 595-3331
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by DCP Midstream, LP (the “Partnership”) on January 6, 2017 (the “Initial Form 8-K”) to provide information that was not required at the time of filing the Initial Form 8-K. The Partnership is hereby amending Item 9.01 of the Initial Form 8-K to provide audited financial statements of The DCP Midstream Business that was contributed to the Partnership as further described in the Initial Form 8-K (the “Transaction”) and unaudited pro forma financial statements of the Partnership giving effect to the Transaction.

2

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Audited Combined Financial Statements of The DCP Midstream Business as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro forma financial information.
The unaudited pro forma condensed consolidated financial statements of DCP Midstream, LP as of December 31, 2016 and for each of the three years in the period ended December 31, 2016, furnished as Exhibit 99.3 hereto and incorporated herein by reference.
(d)    Exhibits

Exhibit No.	Description
2.1*	Contribution Agreement, dated December 30, 2016, by and among DCP Midstream, LLC, DCP Midstream Partners, LP and DCP Midstream Operating, LP.
3.1*	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated January 1, 2017.
4.1*	Indenture, dated as of August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank.
4.2*
First Supplemental Indenture, dated August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank (attached as Exhibit 4.1 to DCP Midstream, LLC’s Current Report on Form 8-K (File No. 000-31095) filed with the SEC on August 16, 2000).

4.3*
Fifth Supplemental Indenture, dated as of October 27, 2006, by and between Duke Energy Field Services, LLC and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.4*
Sixth Supplemental Indenture, dated September 17, 2007, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.5*
Eighth Supplemental Indenture, dated February 24, 2009, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.6*
Ninth Supplemental Indenture, dated March 11, 2010, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.7*
Tenth Supplemental Indenture, dated September 19, 2011, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.8*
Eleventh Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.9*
Twelfth Supplemental Indenture, dated January 1, 2017, by and among DCP Midstream Operating, LP (as successor to DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC)), DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.10*	Indenture, dated as of May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.
4.11*	First Supplemental Indenture, dated May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.
4.12*	Second Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A.
10.1*	Services and Employee Secondment Agreement, dated January 1, 2017, by and between DCP Services, LLC and DCP Midstream Partners, LP.
23.1	Consent of Deloitte & Touche LLP on The DCP Midstream Business Combined Financial Statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016.
99.1**	Press Release, dated January 4, 2017.
99.2	Audited Combined Financial Statements of The DCP Midstream Business as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016.
99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream, LP as of December 31, 2016 and for each of the three years in the period ended December 31, 2016.
* Previously filed
** Previously furnished

3

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 15, 2017

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Contribution Agreement, dated December 30, 2016, by and among DCP Midstream, LLC, DCP Midstream Partners, LP and DCP Midstream Operating, LP.
3.1*	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated January 1, 2017.
4.1*	Indenture, dated as of August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank.
4.2*
First Supplemental Indenture, dated August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank (attached as Exhibit 4.1 to DCP Midstream, LLC’s Current Report on Form 8-K (File No. 000-31095) filed with the SEC on August 16, 2000).

4.3*
Fifth Supplemental Indenture, dated as of October 27, 2006, by and between Duke Energy Field Services, LLC and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.4*
Sixth Supplemental Indenture, dated September 17, 2007, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.5*
Eighth Supplemental Indenture, dated February 24, 2009, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.6*
Ninth Supplemental Indenture, dated March 11, 2010, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.7*
Tenth Supplemental Indenture, dated September 19, 2011, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.8*
Eleventh Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.9*
Twelfth Supplemental Indenture, dated January 1, 2017, by and among DCP Midstream Operating, LP (as successor to DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC)), DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.10*	Indenture, dated as of May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.
4.11*	First Supplemental Indenture, dated May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.
4.12*	Second Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A.
10.1*	Services and Employee Secondment Agreement, dated January 1, 2017, by and between DCP Services, LLC and DCP Midstream Partners, LP.
23.1	Consent of Deloitte & Touche LLP on The DCP Midstream Business Combined Financial Statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016.
99.1**	Press Release, dated January 4, 2017.
99.2	Audited Combined Financial Statements of The DCP Midstream Business as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016.
99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream, LP as of December 31, 2016 and for each of the three years in the period ended December 31, 2016.
* Previously filed
** Previously furnished